Exhibit 99.2

May 20-21, 2008

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to Form 10- K for fiscal year 2007 and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 3

Who We Are PowerSecure Strategic Focus Areas: Distributed Generation, Utility Infrastructure, Energy Efficiency Market to Utilities and Commercial & Industrial Customers Market Leader in Distributed Generation (Core Business) Sophisticated Electric Generation Equipment, Located at End- Customers' Business Sites, Monitored 24/7 Strong Customer Value Proposition: Standby Power with Strong ROI (Driven by Peak Shaving, Demand Response) Track Record of Profitable Growth: 2007 Revenue $111 Million, EBITDA $13.9 million, Adjusted* E.P.S. $0.65 ("As Reported" ($0.06)) Core Distributed Generation business was Startup in 2000 Strong Market Position with Sustainable Competitive Advantages (Engineering, Technology, Expertise) 5 * Diluted E.P.S. from Continuing Operations, Adjusted for $14 million corporate restructuring charge and $2 million tax benefits (see Non-GAAP Financial Measure Reconciliation in Appendix)

The Electric Power Industry is Large and Growing 7 Source: Energy Information Administration Growth rates are 2001-2006 Compound Annual Growth +7% Growth $123 Billion $62 Billion +4% Growth $141 Billion +6% Growth PowerSecu re Marketplac e Commercia l & Industrial $185 Billion

With Continued Long-term Increases in Demand Projected +30% Units are Billions of Kilowatt Hours Source: Energy Information Administration 9

However, Utilities are Increasingly Constrained Increasing Burden of Environmental Constraints Evolving Regulatory Process/Environment Focus on Large "Step-Function" Capital Investment Projects 11

And Electricity Prices Continue to Rise... 13 Industrial Electricity Prices (cents/kwh) Commercial Electricity Prices (cents/kwh) Source: Energy Information Administration

15 Electricity Prices Increase Exponentially During Peak Demand Periods Price of Electricity Demand for Electricity "Peak Demand" Determinants Geography Weather Time of Day Utility Infrastructure Utility Customer Mix

Distributed Generation: $15 Billion Market Opportunity 17 Utility Value Streams Peak Power Efficiencies Power Distribution Efficiencies Infrastructure Avoidance Efficiencies Backup Power for Customer Base Load Curtailment/Demand Response Industrial Customer Value Streams Business Interruption Avoidance Process/Waste Avoidance Peak Shaving Efficiencies Commercial Customer Value Streams Business Interruption Avoidance Spoilage Avoidance Peak Shaving Efficiencies * 5% of U.S. Electricity Market (Company Estimate)

Business Model: Matching Economics to Customer's Needs 19 Project-Based Model (Traditional) ....Customer Owns Assets PowerSecure Project Revenue Gross Margin Monitoring Revenue PowerSecure Capital (Generator, Materials, Labor) Recurring Revenue Model (New) ....PowerSecure Owns Assets Cost of Sales (Generator, Materials, Labor) Cost of Sales and Depreciation Operating Margin PowerSecure Recurring Revenue

Our Strong Customer Value Proposition: Standby Power with 15-25% ROI Customer ROIs in the 15-25% Range Customer Paybacks in the 3-5 Year Range 21 Customer's Initial Capital Investment Future Benefits Continue Customer's Cumulative Peak Shaving and Backup Power Benefits

Our Industry Leading Monitoring Center Proactively Predicts Utilities' Peak Load 23 Distributed Generation Runs Kw Utility Demand Curve (Winter Day)

.... And Seamlessly Transfer Power Supply to More Efficient On-Site Equipment 25 Kw Utility Power Supply "Peak Shaving" Distributed Generation Providing More Efficient Power Electricity Savings

Go-to-Market Strategy: Proving Value through Complementary Channels 27 Investor-owned Utility Energy Co-operative Utility Sales Channel National Accounts Sales Channel

Market Leadership First to Bring Turnkey Distributed Generation Concept to Market (Profitable Day 1) Deep Understanding of Utilities and their Customers Proven track record of execution and dependability Strong ROI-based Customer Value Proposition Strong Relationships - Our Culture Seeks to Build Foundation of Trust 29

....With Strong, Sustainable Competitive Advantages Superior Engineering Unmatched Proactive Electricity Grid Forecasting Capabilities Seamless "Parallel Switchgear" Technology Expert in Utility Tariff Systems Expert in Utility Interconnect Requirements Dedicated, Dependable Distributed Generation Assets Strong, Growing Client Roster 31

.... And Growing Complementary Businesses Leveraging Core Competencies and Relationships 33 Strategic Focus Areas Distributed Generation EnergyLite EfficientLights Utility Infrastructure Distributed Generation Energy Efficiency UtilityServices NexGear

A Track Record of Profitable Growth 35 Note: Revenue is shown in millions; E.P.S. is from Continuing Operations and Excludes 2Q07 Restructuring Charge and 4Q07 tax NOL benefits (see Appendix for Non-GAAP Reconciliation) 3-Year Compound Growth Rates Revenue +52%, E.P.S. +110% Revenue Adjusted E.P.S. From Continuing Ops ($0.06) "As Reported"

Last 6 Months: Strong Results 37 * Note: see Appendix for Non-GAAP Reconciliation

Last 6 Months: Growth in Non-Publix Revenue 39

.... And a Strong Balance Sheet Positions us for the Future 41 * Trailing 12 month EBITDA Excludes 2Q07 Restructuring Charge of $14.1 million (see Appendix for Non-GAAP Reconciliation)

Our Future is Bright Large and Growing Marketplace U.S. and International Strong Market Position Investing for Future (Sales, Infrastructure, New Businesses) Focus on Core and Complementary Businesses Dedicated Employees who are Industry Experts Culture of Profitable Growth 43

Appendix (Non-GAAP Measures) 45

Non-GAAP Reconciliation: E.P.S. 47

Non-GAAP Reconciliation: E.P.S. 49

Non-GAAP Reconciliation: EBITDA 51

Non-GAAP Measures References by the Company to "Adjusted E.P.S.", and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. They refer to the Company's GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S., excluding the following items: 1) restructuring costs incurred in the Company's second quarter of fiscal 2007, 2) the loss incurred by the Company in relation to its pending sale of its Metretek Florida subsidiary recorded in its fourth fiscal quarter of 2007 and first quarter of fiscal 2008, 3) tax benefits related to its net operating loss position recognized in its fourth fiscal quarter of 2007, 4) gains related to insurance proceeds and income related to litigation settlements in its first fiscal quarter of 2007. The Company believes providing non-GAAP measures which adjust for these items, which are not indicative of the results of the Company's operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company's operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are also used by management to assist it in planning and forecasting future operations and making future operating decisions. The Company also believes these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results and allowing investors to more easily compare the Company's financial performance on an operating basis in different fiscal periods, and also correspond more closely to investors and analyst's estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. "Adjusted E.P.S.", and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, or GAAP income from continuing operations per share. References by the Company to trailing 12-month EBITDA Excluding the 2Q07 Restructuring Charge is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, stock compensation expense, and the Company's 2Q07 restructuring charge. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company's operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company's core operations. Management believes that this measure provides meaningful information to investors by enhancing their understanding of the Company's core operating performance and results, and it is also utilized by the Company's lenders in their assessment of the Company's performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. This non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP. 53